Salient MF Trust

Supplement dated July 15, 2016

to the Statement of Additional Information dated May 1, 2016

IMPORTANT NOTICE REGARDING THE TRANSFER AGENT

The conversion of transfer agent functions for the Salient Adaptive Growth Fund, Salient MLP & Energy Infrastructure Fund, Salient Tactical Plus Fund, and Salient Trend Fund (the “Funds”) previously communicated to you has been canceled.  FIS Investor Services, LLC will remain the transfer agent of record for the Funds.

Accordingly, the supplement dated May 23, 2016 is superseded by this supplement and should be disregarded.

Please continue to use the contact information currently in place for the Funds:

Current Information
Transfer Agency	FIS Investor Services, LLC
P.O. Box	PO Box 182607Columbus, OH 43218
Street Address	4249 Easton Way, Suite 400Columbus, OH 43219

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUPP SMFT TA CONV CXL SAI 071516